================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 33-2908) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 12
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 14

                           VANGUARD NEW YORK INSURED
                                 TAX-FREE FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

            IT IS HEREBY REQUESTED THAT THIS FILING BECOME EFFECTIVE on March 28, 1997, pursuant to paragraph (a) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective*.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24F-2 NOTICE FOR THE YEAR ENDED NOVEMBER 30, 1996 ON JANUARY 31, 1996.

================================================================================

                    VANGUARD NEW YORK INSURED TAX-FREE FUND

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   The Fund's Objectives; Who Should
                                                               Invest; Investment Strategies;
                                                               Investment Policies; Investment
                                                               Limitations; Investment Performance;
                                                               General Information
    Item 5.   Management of the Fund........................   The Fund and Vanguard; Investment
                                                               Adviser
    Item 6.   Capital Stock and Other Securities............   Buying Shares; Redeeming Shares;
                                                               Share Price; Dividends, Capital Gains
                                                               and Taxes; Distribution Options;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Buying Shares
    Item 8.   Redemption or Repurchase......................   Redeeming Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Management of the Fund
   Item 13.   Investment Objective and Policies.............   Investment Limitations; Investment
                                                               Policies
   Item 14.   Management of the Fund........................   Management of the Fund; Investment
                                                               Management
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Management
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Calculation of Yield
   Item 23.   Financial Statements..........................   Financial Statements

VANGUARD
NEW YORK INSURED
TAX-FREE FUND

Prospectus
March 28, 1997


This prospectus contains financial data for the Fund through the fiscal year ended November 30, 1996.

Vanguard New York Insured                           A Federal And New York State
Tax-Free Fund                                      Tax-Exempt Income Mutual Fund

Contents

Fund Expenses                          2
Financial Highlights                   3
A Word About Risk                      4
The Fund's
Objective                              4
Who Should Invest                      4
Investment Strategies                  5
Investment Policies                    8
Investment Limitations                 8
Investment
Performance                            9
Share Price                            9
Dividends, Capital
Gains, and Taxes                      10
The Fund and
Vanguard                              10
Investment Adviser                    11
General Information                   11
Investing
with Vanguard                         12
Services and
Account Features                      12
Types of Accounts                     13
Distribution Options                  13
Buying Shares                         13
Redeeming Shares                      15
Fund and Account
Updates                               17
Prospectus Postscript                 19
Risk Quiz                             20
Glossary               Inside Back Cover


INVESTMENT OBJECTIVE AND POLICIES

Vanguard New York Insured Tax-Free Fund (the "Fund") is a non-diversified, open-end investment company, or mutual fund.

   The Fund, intended for New York State residents only, seeks to provide income that is exempt from both federal and New York State personal income taxes.


   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT OR NEW YORK STATE. BECAUSE OF THE FUND'S INSURANCE FEATURE, THE INTEREST AND PRINCIPAL PAYMENTS FOR AT LEAST 80% OF THE BONDS IN THE FUND ARE GUARANTEED; HOWEVER, THE VALUE OF THE BONDS THEMSELVES IS NOT GUARANTEED. AS WITH ANY INVESTMENT IN BONDS, WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.


FEES AND EXPENSES
The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL INFORMATION ABOUT THE FUND
A Statement of Additional Information (dated March 28, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of the New York Insured Tax-Free Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND PROFILE                             Vanguard New York Insured Tax-Free Fund

WHO SHOULD INVEST (page 4)

- New York State residents seeking a municipal bond mutual fund as part of a balanced and diversified investment program.

-        Income-oriented New York State residents in a high tax bracket.

WHO SHOULD NOT INVEST

-        Investors primarily seeking growth of their investment over time.

-        Investors unwilling to accept significant fluctuations in share price.

-        Investors in a retirement account.


RISKS OF THE FUND (pages 4-8)


The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that falling interest rates will cause the Fund's income to decline), and objective risk (the chance that a particular type of bond-such as long-term or New York State-issued bonds-will trail returns from the overall municipal bond market).

DIVIDENDS AND CAPITAL GAINS (page 9)

Dividends are declared daily and paid on the first business day of each month. Capital gains, if any, are paid annually in December.

INVESTMENT ADVISER (page 10)

Vanguard Fixed Income Group, Valley Forge, PA.

INCEPTION DATE: April 7, 1986

NET ASSETS AS OF 11/30/96: $959 million

FUND'S EXPENSE RATIO FOR THE YEAR ENDED 11/30/96: 0.20%

LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAs: No

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for custodial accounts for minors

NEWSPAPER ABBREVIATION: NYIns

VANGUARD FUND NUMBER: 076

ACCOUNT FEATURES (page 12)

-  Telephone Redemption

-  Checkwriting

-  Vanguard Direct Deposit Service(sm)

-  Vanguard Automatic Exchange Service(sm)

-  Vanguard Fund Express(R)

-  Vanguard Dividend Express(sm)

AVERAGE ANNUAL TOTAL RETURN-
PERIODS ENDED NOVEMBER 30, 1996

                            1 Year   5 Years   10 Years
New York Insured
Tax-Free Fund                5.8%      8.1%      7.5%
Lipper New York Insured
Municipal Bond Average       4.6       7.4       7.0

QUARTERLY RETURNS (%) 1987-1996 (intended to show volatility of returns)

                                  [BAR CHART]


In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard New York Insured Tax-Free Fund's expense ratio in fiscal year 1996 was 0.20%, or $2.00 per $1,000 of average net assets. The average tax-exempt bond mutual fund (excluding money market funds) had expenses in 1996 of 1.01%, or $10.10 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.


FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.
 As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

 The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended November 30, 1996.

ANNUAL FUND OPERATING EXPENSES
Management and Administrative Expenses:                                0.16%
Investment Advisory Expenses:                                          0.01%
12b-1 Marketing Fees:                                                  None
Other Expenses
 Marketing and Distribution Costs:                       0.02%
 Fund Insurance:                                         None
 Miscellaneous Expenses (e.g., Taxes, Auditing):         0.01%
                                                         ----
Total Other Expenses:                                                  0.03%
                                                                       ----
 TOTAL OPERATING EXPENSES (EXPENSE RATIO):                             0.20%
                                                                       ====

 The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

    1 YEAR       3 YEARS       5 YEARS     10 YEARS
    ------       -------       -------     --------
      $2            $6           $11          $26

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended November 30, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the Report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

                                              YEAR ENDED NOVEMBER 30,
--------------------------------------------------------------------------------------------------------------------------------
                              1996          1995          1994          1993          1992            1991            1990
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $  11.01      $   9.70      $  10.97      $  10.45      $  10.04        $   9.66        $   9.73
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income          .569          .581          .588          .594          .631            .639            .629
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                .045         1.310        (1.258)         .665          .410            .380           (.070)
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                   .614         1.891         (.670)        1.259         1.041           1.019            .559
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income            (.569)        (.581)        (.588)        (.594)        (.631)          (.639)          (.629)
 Distributions from
  Realized Capital Gains       (.065)           --         (.012)        (.145)           --              --              --
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS          (.634)        (.581)        (.600)        (.739)        (.631)          (.639)          (.629)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD              $  10.99      $  11.01      $   9.70      $  10.97      $  10.45        $  10.04        $   9.66
================================================================================================================================
TOTAL RETURN                    5.84%        19.90%       -6.37%        12.42%        10.63%           10.87%           5.99%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)          $    959      $    859      $    695      $    807      $    574        $    408        $    241
Ratio of Expenses to
 Average Net Assets             0.20%         0.22%*       0.22%          0.19%         0.23%**         0.27%**         0.31%**
Ratio of Net Investment
 Income to Average
Net Assets                      5.28%         5.51%         5.60%         5.47%         6.11%           6.48%           6.60%
Fund Turnover Rate                 5%           10%           20%           10%           28%             19%             17%


                          --------------------------------------------------
                                  1989            1988            1987
                          --------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD           $   9.26        $   8.87        $  10.08
                          --------------------------------------------------
Investment Operations
 Net Investment Income             .635            .618            .628
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                   .470            .390          (1.210)
                          --------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                     1.105           1.008           (.582)
                          --------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income               (.635)          (.618)          (.628)
 Distributions from
  Realized Capital Gains             --              --              --


  TOTAL DISTRIBUTIONS             (.635)          (.618)          (.628)
----------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                 $   9.73        $   9.26        $   8.87
============================================================================
TOTAL RETURN                      12.25%          11.62%          -5.82%
============================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)             $    167        $    103        $     76
Ratio of Expenses to
 Average Net Assets                0.34%**         0.40%**         0.35**
Ratio of Net Investment
 Income to Average
Net Assets                         6.64%           6.75%           6.80%
Fund Turnover Rate                   10%              4%             31%

* Beginning in fiscal year 1995, this figure does not include expense reductions from directed brokerage and custodian fee offset arrangements. The expense ratio for 1995 including these reductions would be 0.21%.


**For 1992 and the preceding years shown, insurance expenses represent 0.01%, 0.01%, 0.02%, 0.04%, 0.07%, and 0.08%, respectively.



                                PLAIN TALK ABOUT

                            HOW TO READ THE FINANCIAL

                                HIGHLIGHTS TABLE


The Fund began fiscal 1996 with a net asset value (price) of $11.01 per share. During the year, the Fund earned $0.569 per share from investment income (interest and dividends) and $0.045 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $0.614 per share, $0.569 per share was returned to shareholders in distributions ($0.569 in dividends, $0.065 in capital gains). The earnings ($0.614 per share) less distributions ($0.634 per share) resulted in a share price of $10.99 at the end of the fiscal year, a decrease of $0.02 per share (from $11.01 at the beginning of the period to $10.99 at the end of the period). Assuming that the shareholder had re-invested the distributions in the purchase of more shares, total return from the Fund was 5.84% for the year. As of November 30, 1996, the Fund had $959 million in net assets; an expense ratio of 0.20% ($2.00 per $1,000 of net assets); and net investment income amounting to 5.28% of its average net assets. It sold and replaced securities valued at 5% of its total net assets.

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT
                                 TAXABLE VERSUS
                             TAX-EXEMPT INVESTMENTS

You may not always profit from a state tax-exempt investment; sometimes a taxable investment can serve you better. To determine which is more suitable for you, figure out the state tax-exempt portfolio's taxable equivalent yield. You do this by

- First figuring out your effective state and local bracket. Simply subtract your federal tax bracket from 100%; then multiply that number by your state and local bracket. For example, if you are in a 6.85% state tax bracket, a 3.91% local tax bracket, and a 36% federal tax bracket, your effective state and local tax bracket would be 6.89% ([100% - 36%] x [6.85% + 3.91%]).

- Then add your federal tax bracket and effective state and local tax bracket together for your combined tax bracket. In this example, your combined tax bracket would be 42.89% (36% + 6.89%).

- Finally, divide the portfolio's tax-exempt yield by the difference of 100% minus your combined tax bracket. Continuing with this example and assuming that you are considering a state tax-exempt portfolio with a 5% yield, your taxable equivalent yield would be 8.76% (5% / [100% - 42.89%] ).

In this example, you would choose the state tax-exempt portfolio if its taxable equivalent yield of 9.42% were greater than the yield of a similar, though taxable, investment.

 Remember that we have used assumed tax brackets in this example. Please verify your actual tax brackets--both federal, state and local--before calculating taxable equivalent yields of your own.


A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard New York Insured Tax-Free Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in the Fund, you should take into account your need to protect your investment, as well as your desire for current income.

  Look for this "warning flag" symbol [GRAPHIC] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.


THE FUND'S OBJECTIVE

The Fund seeks to provide a high level of current income that is free from both federal and New York State personal income taxes. The Fund's objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[GRAPHIC] Because of the several types of risks described on the following pages, your investment in the Fund, as with any investment in bonds, could lose money.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if you are a New York State resident and. . .

- You wish to add a municipal bond income fund to your existing holdings, which could include other tax-exempt--as well as stock, money market, and taxable bond--investments.

- You seek income that is exempt from federal and New York State income taxes.

-        You are willing to accept a high amount of share-price fluctuation.

- You are not looking for growth of your investment over time. The Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-        The Fund reserves the right to stop offering shares at any time.


INVESTMENT STRATEGIES

This section explains how the Fund's investment adviser seeks to provide income that is exempt from federal and New York State income taxes. It also explains important risks-interest rate risk, income risk, call risk, objective risk, and manager risk-faced by investors in the Fund. Unlike the Fund's investment objectives, the adviser's investment strategies are not fundamental and can be changed by the Fund's board of trustees without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

The Fund invests primarily in longer-term municipal bonds issued by New York State and local governments.

[FLAG] THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY THE GREATEST FOR SHORT-TERM BONDS, AND THE LEAST FOR LONG-TERM BONDS.

 Changes in interest rates can affect bond prices as well as bond income.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODEST FOR SHORTER-TERM BONDS, MODERATE FOR INTERMEDIATE-TERM BONDS, AND HIGH FOR LONGER-TERM BONDS.

 In the past, bond investors have seen the value of their investment rise and fall-sometimes significantly-with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.

 Because the Fund invests mainly in longer-term bonds, changes in interest rates will have a significant impact on the Fund's assets. To illustrate how much of an impact, the table on page 6 shows the effect of a 1% change and a 2% change (both up and down) in interest rates on a $1,000 bond similar to those held by the Fund on November 30, 1996.


                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Vanguard New York Insured Tax-Free Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the bond market.


                                PLAIN TALK ABOUT
                                 MUNICIPAL BONDS

Municipal bonds are securities issued by state and local governments and regional government authorities as a way of raising money for public construction projects (for example, highways, airports, housing); for operating expenses or for loans to public institutions and facilities.


                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

When interest rates rise, bond prices fall. The opposite is also true: bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid-causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date-the date when the bond's issuer must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise-but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.


                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bond holder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protection-that is, assurance that a bond will not be called for a specific time period, such as ten years.


--------------------------------------------------------------------
                   HOW INTEREST RATE CHANGES AFFECT INVESTMENT
--------------------------------------------------------------------
                          VALUE OF A $1,000 INVESTMENT
--------------------------------------------------------------------
 YIELD/AVERAGE      INITIAL     1%       1%       2%       2%
    MATURITY      INVESTMENT INCREASE DECREASE INCREASE DECREASE
--------------------------------------------------------------------
4.96%/11.2 years    $1,000     $909    $1,080    $836    $1,180


 These figures are for illustration only and should not be regarded as an indication of future returns from the municipal bond market as a whole or any fund in particular.

 Falling interest rates can cause other problems for bond portfolio shareholders.

[FLAG] THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE POSSIBILITY THAT DURING PERIODS OF FALLING INTEREST RATES, A BOND ISSUER WILL "CALL"-OR REPAY-ITS HIGH-YIELDING BOND BEFORE THE BOND'S MATURITY DATE. FORCED TO INVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME-AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

 Longer-term bonds, like those held by the Fund, generally have "call protection"-that is, assurance that a bond will not be called for a specific period, such as ten years.

SECURITY SELECTION
Vanguard Fixed Income Group, adviser to the Fund, selects longer-term municipal bonds issued by New York State, its local governments, and public financing authorities (and possibly, by certain U.S. territories). The adviser may also buy for the Fund industrial revenue bonds and bonds issued by hospitals and universities. Although it has no limitations as to maturity the Fund is expected to maintain a dollar-weighted average maturity of between 15 and 25 years.

[FLAG] THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM A PARTICULAR BOND MARKET SEGMENT (FOR EXAMPLE, LONG-TERM BONDS OR BONDS ISSUED IN NEW YORK STATE) WILL TRAIL RETURNS FROM THE OVERALL BOND MARKET.

[FLAG] THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

 Normally, a fund that concentrates its assets in one state would be exposed to considerable credit risk. (Details on the risks of investing in one state can be found in the Statement of Additional Information.) To provide a level of credit protection, the Fund invests at least

80% of its assets in New York State municipal bonds whose principal and interest payments are guaranteed by top-rated insurance companies at the time of purchase. This insurance coverage may take one of several forms:

- A new issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

- A mutual fund insurance policy, which is used to guarantee specific bonds only while held by a mutual fund. For the Fund (which has obtained a policy from Financial Guaranty Insurance Company), the annual premiums for the policy may reduce the Fund's current yield.

- A secondary market insurance policy, which is purchased by an investor (such as the Fund) after a bond has been issued and insures the bond until its maturity date.

 Typically, an insured municipal bond in the Fund will be covered by only one of the three policies. For instance, if a bond is covered by a new issue insurance policy or a secondary market insurance policy, the security will probably not be insured under the Fund's mutual fund insurance policy.

 The remaining 20% of the Fund's assets may be invested in municipal securities with a minimum quality rating of Aa by Moody's Investors Services, Inc. and AA by Standard & Poor's Corporation.

 The Fund may also invest up to 20% of its net assets in New York State bonds that are subject to the Alternative Minimum Tax (AMT).

 Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the Alternative Minimum Tax (AMT)--a special tax system that ensures that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay Alternative Minimum Tax on the income from bonds considered "tax-preference items."

 As a tax-advantaged investment, the Fund is particularly vulnerable to federal and New York State tax law changes (for instance, if the Internal Revenue Service ruled that the income from certain types of state-issued bonds could no longer be considered tax-exempt).

[GRAPHIC FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY
        THAT VANGUARD FIXED INCOME GROUP WILL DO A POOR JOB OF SELECTING SECURITIES.

PORTFOLIO TURNOVER
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 15%. (A portfolio turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)

                                PLAIN TALK ABOUT
                                 CREDIT QUALITY


A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meet its payment obligations. Most bond-rating agencies use a descending alphabet scale to rate bonds (for example, Aaa is the highest rating, C among the poorest quality). Bonds in the top four quality ratings are known as investment-grade bonds.


                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed tax-exempt bond funds (excluding money market funds) is 48% (Source: Lipper Analytical Services, Inc.).

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives-some of which can carry considerable risks.


INVESTMENT POLICIES

Besides investing in longer-term municipal securities whose interest and principal payments are insured, the Fund may follow a number of other investment policies to achieve its objectives.

[GRAPHICS FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN BOND (INTEREST
        RATE) FUTURES AND OPTIONS CONTRACTS AND OTHER TYPES OF DERIVATIVES.


  Losses (or gains) involving futures can sometimes be substantial-in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Fund's assets--up to 5% if required for deposit, and no more than 20% of total assets--may be committed to such contracts.


  The reasons for which the Fund may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.

-        To make it easier to trade.

- To reduce costs by buying futures instead of actual bonds when futures are cheaper.


  This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.


  Please see the Statement of Additional Information for a discussion of the other types of derivatives in which the Fund may invest.


  The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.


INVESTMENT LIMITATIONS


To reduce risk, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:


- Invest more than 25% of its assets in the securities of a single issuer, except the U.S. government and cash reserves.

- Invest more than 50% of its assets in bonds that make up more than 5% of the Fund's total assets.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares, and not in amounts to exceed 10% of the Fund's net assets.

 The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

INVESTMENT PERFORMANCE

Vanguard New York Insured Tax-Free Fund invests in longer-term, insured municipal bonds so its performance is closely correlated to the performance of the bond market. Historically, changes in interest rates have been-and remain-the strongest influence on bond market performance.

                          Average Annual Total Returns
                           For Periods Ended 11/30/96

                                  [BAR GRAPH]


 The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information for the unmanaged Lipper New York Insured Municipal Bond Average.

SHARE PRICE

The Fund's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                             Total Assets  -  Liabilities
   Net Asset Value  =   --------------------------------------
                             Number of Shares Outstanding

 The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

 The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is NYIns.


                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                             "BUYING A CAPITAL GAIN"

It is not to your advantage to buy shares of the fund shortly before it makes a capital gains distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a capital gain." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a capital gains distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in capital gains distributions), but you would owe tax on the $250 capital gain you received, even if you had reinvested it in more shares. To avoid "buying a capital gain," check the fund's distribution schedule before you invest.


                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund's dividends accrue daily. On the first business day of every month, the Fund distributes to shareholders virtually all of its income from interest and dividends as dividend distributions. These dividend distributions are expected to be free from federal, New York State, and New York City income taxes. Any capital gains realized from the sale of securities are distributed annually in December. Your distributions of income and capital gains are automatically invested in more shares of the Fund unless you elect to receive the distribution in cash. In either case, distributions of capital gains that are declared in December--even if paid to you in January--are taxed as if they had been paid to you in December. Vanguard will process your dividend distributions and send you a statement each year showing the tax status of all your distributions.

- The short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Fund.

- If you sell or exchange shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

  The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

  A list of the Fund's trustees and officers and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services to the Fund on an at-cost basis. The Fixed Income Group manages the Fund subject to the control of the trustees and officers of the Fund.

The Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Fund's securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Fund purchases a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset its management expenses.


GENERAL INFORMATION


Vanguard New York Insured Tax-Free Fund is a Pennsylvania business trust. Shareholders of the Fund have rights and privileges similar to those enjoyed by corporate shareholders. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a trustee) if the holders of at least 10% of the Fund's shares request a meeting in writing.



                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER


Vanguard Fixed Income Group currently manages more than $78 billion in assets invested in more than 40 Vanguard Portfolios.



  The managers responsible for the Fund are:



  IAN A. MACKINNON, Senior Vice President; 22 years fixed income investment experience, 16 years primary responsibility for Vanguard's internal fixed income policy and strategy; B.A. from Lafayette College, M.B.A. from Pennsylvania State University.


  CHRISTOPHER M. RYON, CFA, Principal, and (since January, 1997) Portfolio Manager; 17 years investment experience; B.S. from Villanova University, M.B.A. from Drexel University.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child?

  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

  The following sections of the prospectus briefly explain the many services we offer you as a Vanguard New York Insured Tax-Free Fund shareholder. Booklets providing detailed information are available on the services marked with a [GRAPHIC OF A BOOK]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS (SALES AND EXCHANGES) Automatically set up for this Fund unless you notify us otherwise.

CHECKWRITING Method for drawing money from your account by writing a check for $250 or more.

VANGUARD DIRECT DEPOSIT SERVICE [GRAPHIC OF A BOOK] Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE SERVICE [GRAPHIC OF A BOOK] Automatic method for moving a fixed amount of money from one Vanguard fund account to another.*

VANGUARD FUND EXPRESS [GRAPHIC OF A BOOK] Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS [GRAPHIC OF A BOOK] Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account or to another Vanguard fund account.

VANGUARD BROKERAGE SERVICES (VBS) [GRAPHIC OF A BOOK] A cost-effective way to trade stocks, bonds, and options on major exchanges, Nasdaq, and other domestic over-the-counter markets at reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to "dollar-cost average" [GRAPHIC OF A BOOK].


INVESTOR INFORMATION  1-800-662-7447   -   CLIENT SERVICES  1-800-662-2739
TELE-ACCOUNT  1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of accounts.

FOR ONE OR MORE PEOPLE To open an account in the name of one (individual) or more (joint tenants) people. $3,000 minimum initial investment.

FOR A MINOR CHILD [GRAPHIC OF A BOOK] To open an account as an UGMA/UTMA (Uniform Gifts/Transfers to Minors Act). Age of majority and other requirements are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS [GRAPHIC OF A BOOK] To invest assets held in an existing trust. $3,000 minimum initial investment.

FOR AN ORGANIZATION To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.


DISTRIBUTION OPTIONS

You can receive your distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT Dividends and capital gains are reinvested in additional shares of the Fund unless you request a different distribution method.

DIVIDENDS IN CASH Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Fund.

DIVIDENDS AND CAPITAL GAINS IN CASH Both dividends and capital gains are paid by check and mailed to your account's address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."


BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). You begin earning dividends the calendar day after your account is credited. The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

INVESTOR INFORMATION  1-800-662-7447   -   CLIENT SERVICES  1-800-662-2739
TELE-ACCOUNT  1-800-662-6273

                                   OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT

MINIMUM INVESTMENT                 $3,000 (regular account); $1,000        $100 by mail or exchange; $1,000
                                   (custodial accounts for minors).        by wire.

BY MAIL                            Complete and sign the applica-          Mail your check with an Invest-
[GRAPHIC OF                        tion form.                              By-Mail form detached from
ENVELOPE]                                                                  your confirmation statement
                                                                           to the address listed on the form.

FIRST-CLASS mail to:               Make your check payable to:             Make your check payable to:
 The Vanguard Group                The Vanguard Group - 76                 The Vanguard Group - 76
 P.O. Box 2600
 Valley Forge, PA 19482

EXPRESS or REGISTERED mail to:     All purchases must be made in           All purchases must be made in
 The Vanguard Group                U.S. dollars, and checks must be        U.S. dollars, and checks must be
 455 Devon Park Drive              drawn on U.S. banks.                    drawn on U.S. banks.
 Wayne, PA 19087

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE                       Call Vanguard Tele-Account* 24          Call Vanguard Tele-Account* 24
                                   hours a day -- or Client Services       hours a day -- or Client Services
[GRAPHIC OF                        during business hours -- to ex-         during business hours -- to ex-
TELEPHONE]                         change from another Vanguard            change from another Vanguard
                                   fund account with the same reg-         fund account with the same reg-
1-800-662-6273                     istration (name, address, taxpayer      istration (name, address, taxpayer
Vanguard Tele-Account(R)           I.D., and account type).                I.D., and account type).

1-800-662-2739                                                             Use Vanguard Fund Express (see
Client Services                                                            "Services and Account Features")
                                                                           to transfer assets from your bank
                                                                           account. Call Client Services be-
                                                                           fore your first use to verify that
                                                                           this option is in place.

  *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE
[GRAPHIC OF WIRE]

Wire to:                           Call Client Services to arrange your    Call Client Services to arrange your
CoreStates Bank, N.A.              wire transaction.                       wire transaction.
ABA 031000011
CoreStates No 01019897
[Temporary Account Number]
Vanguard New York Insured
Tax-Free Fund
[Account Registration]
Attention: Vanguard

INVESTOR INFORMATION 1-800-662-7447   -   CLIENT SERVICES 1-800-662-2739   -
TELE-ACCOUNT 1-800-662-6273

                                   OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT

AUTOMATICALLY                                      --                      Vanguard offers a variety of ways
[GRAPHIC OF TRREE ARROWS                                                   that you can add to your account
 IN A CIRCLE]                                                              automatically. See "Services and
                                                                           Account Features."


You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten days.

NOTE: If you buy Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

  It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.


REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares could result in a taxable gain or a loss.

  The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

  To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

  x Fund name.
  x 10-digit account number.
  x Name and address exactly as registered on that account.
  x Social Security or Employer Identification number as registered on that account.

  If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

  If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares.


  One way to sell shares is the checkwriting option (established when you set up your account or by calling Client Services). Your personalized Vanguard checks work in much the same way as bank checks, except that Vanguard checks are considered drafts and cannot be cashed immediately like a bank check. You cannot write a Vanguard check to redeem shares that you purchased by check within the previous ten days.


INVESTOR INFORMATION 1-800-662-7447   -   CLIENT SERVICES 1-800-662-2739   -
TELE-ACCOUNT 1-800-662-6273

  When you sell shares by telephone or mail, sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives your request in good order. Good order means that the request includes:

  x Fund name and account number.
  x Amount of the transaction (in dollars or shares).
  x Signatures of all owners exactly as registered on the account. x Signature guarantees (if required).
  x Any supporting legal documentation that may be required.
  x Any certificates you are holding for the account.

  Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed the next business day.

  The Fund reserves the right to close any account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee if your account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

  Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

  Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard funds.

  Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES                 ACCOUNT TYPE

BY TELEPHONE                                 Call Vanguard Tele-Account* 24 hours a day -- or Client Ser-
                                             vices during business hours -- to sell or exchange shares. You
[GRAPHIC OF                                  can exchange shares from the Fund to open an account in
TELEPHONE]                                   another Vanguard fund or to add to an existing Vanguard
                                             fund account with an identical registration.
1-800-662-6273
Vanguard Tele-Account                        *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.
1-800-662-2739
Client Services

INVESTOR INFORMATION 1-800-662-7447   -   CLIENT SERVICES 1-800-662-2739   -
TELE-ACCOUNT 1-800-662-6273

SELLING OR EXCHANGING SHARES                 ACCOUNT TYPE

BY MAIL                                      Send a letter of instruction signed by all registered account holders.
                                             Include the fund name and account number and (if you are selling) a dollar
[GRAPHIC OF                                  amount or number of shares OR (if you are exchanging) the name of the fund
ENVELOPE]                                    you want to exchange into and a dollar amount or number of shares.

FIRST-CLASS mail to:
The Vanguard Group
Vanguard New York Insured
Tax-Free Fund
P.O. Box 1120
Valley Forge, PA 19482

EXPRESS or REGISTERED mail to:
The Vanguard Group
Vanguard New York Insured
Tax-Free Fund
455 Devon Park Drive
Wayne, PA 19087

BY CHECK                                     You can sell shares by writing a check for $250 or more.
[GRAPHIC OF CHECK]
AUTOMATICALLY                                Vanguard offer several ways to sell or exchange shares automatically (see
[GRAPHIC OF CIRCULAR ARROWS]                "Services and Account Features"). Call Investor Information for the
                                             appropriate booklet and application if you did not elect a feature when you opened your account.

  It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

                        A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

  In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison with its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

CONFIRMATION STATEMENT                  Sent each time you buy, sell, or exchange shares;
                                        confirms the date and the amount of your transaction.

PORTFOLIO SUMMARY                       Mailed quarterly; shows the market value of your
                                        account at the close of the statement period, as well
                                        as distributions, purchases, sales, and exchanges for
                                        the current calendar year.

FUND FINANCIAL REPORTS                  Mailed in January and July for this Fund.

TAX STATEMENTS                          Generally mailed in January; report previous year's
                                        taxable distributions and proceeds from the sale of
                                        Fund shares.

AVERAGE COST STATEMENT                  Issued quarterly (accompanies your Portfolio Summary);
[GRAPHIC OF BOOK]                       shows the average cost of shares that you redeemed
                                        during the calendar year, using the average cost single
                                        category method.


AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT                   Toll-free access to Vanguard fund and account
1-800-662-6273                          information -- as well as some transactions -- through
Any time, seven days a week,            any TouchTone(TM) telephone. Tele-Account provides
from anywhere in the continental        total return, share price, price change, and yield
United States and Canada.               quotations for all Vanguard funds; gives your account
[GRAPHIC OF BOOK]                       balances and history (e.g., last transaction, latest
                                        dividend distribution, redemptions by check during the
                                        last three months); and allows you to sell or exchange
                                        fund shares.


COMPUTER ACCESS

VANGUARD ON THE                         Use your personal computer to visit Vanguard's
WORLD WIDE WEB                          education-oriented website, which provides timely news
http://www.vanguard.com                 and information about Vanguard funds and services; an
                                        on-line "university" that offers a variety of mutual
                                        fund classes; and easy-to-use, interactive tools to
                                        help you create your own investment and retirement
                                        strategies.


VANGUARD ONLINE(SM)                     Use your personal computer to learn more about Vanguard
KEYWORD: Vanguard                       funds and services; keep in touch with your Vanguard
                                        accounts; map out a long-term investment strategy; and
                                        ask questions, make suggestions, and send messages to
                                        Vanguard. Vanguard Online is offered through America
                                        Online(R) (AOL). To establish an AOL account, call
                                        1-800-238-6336.

                                             VANGUARD
                                             FLORIDA INSURED
                                             TAX-FREE FUND


                                             Prospectus
                                             March 28, 1997


This prospectus contains
financial data for the
Fund through the fiscal
year ended November 30, 1996.




                          [GRAPHIC OF SHIP]

                                [VANGUARD LOGO]

                             A member of
                          THE VANGUARD GROUP

VANGUARD FLORIDA INSURED TAX-FREE FUND                An Income Mutual Fund With
                                                Federal and State Tax Advantages

CONTENTS
Fund Expenses                          2

Financial Highlights                   3

A Word About Risk                      4

The Fund's
Objective                              4

Who Should Invest                      4

Investment Strategies                  5

Investment Policies                    8

Investment Limitations                 9

Investment
Performance                            9

Share Price                            9

Dividends, Capital
Gains, and Taxes                      10

The Fund and
Vanguard                              11

Investment Adviser                    11

General Information                   11

Investing
with Vanguard                         12

Services and
Account Features                      12

Types of Accounts                     13

Distribution Options                  13

Buying Shares                         13

Redeeming Shares                      15

Fund and Account Updates              17

Prospectus Postscript                 19

Risk Quiz                             20

Glossary               Inside Back Cover

INVESTMENT OBJECTIVE AND POLICIES

Vanguard Florida Tax-Free Fund (the "Fund") is a non-diversified, open-end investment company, or mutual fund.

   The Fund, intended for Florida residents only, seeks to provide income that is exempt from federal income taxes. It is also expected that the Fund's shares will be exempt from the Florida intangible personal property tax.


   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT OR THE STATE OF FLORIDA. BECAUSE OF THE FUND'S INSURANCE FEATURE, THE INTEREST AND PRINCIPAL PAYMENTS FOR AT LEAST 80% OF THE BONDS IN THE FUND ARE GUARANTEED; HOWEVER, THE VALUE OF THE BONDS THEMSELVES IS NOT GUARANTEED. AS WITH ANY INVESTMENT IN BONDS, WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.


FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (dated March 28, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of Florida Insured Tax-Free Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF INVESTMENT TERMS


ALTERNATIVE MINIMUM TAX (AMT)

A separate tax system designed to assure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements and U.S. Treasury bills.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FACE VALUE

The value of a bond at the time it was issued (that is, initially sold).

FIXED INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INSURED BONDS

Bonds whose payments of both principal and interest are guaranteed. The insurance does not guarantee the value of the bonds, only that bond payments will be made in a timely fashion.

INTANGIBLE PERSONAL PROPERTY TAX

A tax imposed by some states on certain financial assets, including mutual fund shares. Rather than assessing taxes on income and capital gains from the shares, the intangible personal property tax is based on the net asset value of the shares themselves.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MATURITY

The date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer.

MUNICIPAL BOND

A bond issued by a state or local government. Dividend income from municipal bonds is generally free from federal income taxes, as well as taxes in the state in which it was issued.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                        [THE VANGUARD GROUP LOGO]

                                           Post Office Box 2600
                                           Valley Forge, PA 19482



INVESTOR INFORMATION                        VANGUARD BROKERAGE                   ELECTRONIC ACCESS TO THE
DEPARTMENT                                  SERVICES                             VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)                       1-800-992-8327                       EDUCATION AND INFORMATION
TEXT TELEPHONE:                             For information on trading           CENTER
1-800-952-3335                              stocks, bonds, and options           World Wide Web
For information on our funds,               at reduced commissions               http://www.vanguard.com
fund services, and retirement
accounts; requests for                      VANGUARD TELE-ACCOUNT(R)             E-mail
literature                                  1-800-662-6273 (ON-BOARD)            online@vanguard.com
                                            For 24-hour automated access
CLIENT SERVICES DEPARTMENT                  to price and yield, information
1-800-662-2739 (CREW)                       on your account, certain
TEXT TELEPHONE:                             transactions
1-800-662-2738
For information on your
account, account transactions,
account statements



                                            (C) 1997 Vanguard Marketing
                                            Corporation, Distributor

                                     PART B

                    VANGUARD NEW YORK INSURED TAX-FREE FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 28, 1997

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 28, 1997. To obtain this Prospectus, please call:

                   VANGUARD'S INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Limitations....................................................................   B-1
Investment Policies.......................................................................   B-3
New York Risk Factors.....................................................................   B-6
Yield and Total Return....................................................................   B-7
Performance Measures......................................................................   B-7
Investment Management.....................................................................   B-9
Fund Transactions.........................................................................   B-9
Purchase of Shares........................................................................  B-10
Redemption of Shares......................................................................  B-10
Management of the Fund....................................................................  B-11
Description of Shares and Voting Rights...................................................  B-14
Financial Statements......................................................................  B-14
Appendix A -- Description of Municipal Bonds and their Ratings............................  B-15


                             INVESTMENT LIMITATIONS

     The following limitations cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")).

           1. The Fund will not invest in securities other than municipal bonds, except that it may make temporary investments in (a) notes issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper and bank certificates of deposit; (b) any investment companies investing in such securities which have investment objectives and policies consistent with those of the Fund, to the extent permitted by the 1940 Act; and (c) any such securities or municipal bonds subject to short-term repurchase agreements;

           2. The Fund will limit the aggregate value of all issuers (except U.S. Government and cash items, as defined under Subchapter M of the Internal Revenue Code (the "Code")), each of which exceeds 5% of the Portfolio's total assets, to an aggregate amount of 50% of such assets;

           3. The Fund will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets;

           4. The Fund will not borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Fund. The Fund will repay all borrowing before making additional investments. Interest paid on such borrowings will reduce income;

           5. The Fund will not pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of the total assets of the Fund;

           6. The Fund will not issue senior securities as defined in the 1940 Act;

           7. The Fund will not engage in the business of underwriting any issue of securities issued by other persons, except to the extent that it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

           8. The Fund will not purchase or sell real estate, but this shall not prevent investments in municipal bonds secured by real estate or interests therein;

           9. The Fund will not make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed. In addition, although the Fund has no present intention to do so, the Fund reserves the right to lend its investment securities to qualified institutions in accordance with guidelines of the Securities and Exchange Commission;

          10. The Fund will not purchase on margin or sell short, except as specified below in Investment Limitation No. 12;

          11. The Fund will not purchase or retain securities of an issuer if those Trustees of the Fund, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

          12. The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may invest in bond futures contracts, bond options and options on bond futures contracts to the extent that not more than 5% of the Fund's assets are required as deposit on futures contracts and not more than 20% of the Fund's assets are invested in futures contracts and/or options transactions at any time;

          13. The Fund will not invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act;

          14. The Fund will not invest in put, call, straddle or spread options (except as described above in investment limitation No. 12) or interests in oil, gas or other mineral exploration or development programs;

          15. The Fund will not purchase an industrial revenue bond if as a result of such purchase (i) more than 5% of the Fund's total assets, determined at market value at the time of the proposed investment, would be invested in industrial revenue bonds where the payment of principal and interest is the responsibility of a company with less than three (3) years' operating history, or (ii) more than 20% of the Fund's total assets, determined at market value at the time of the proposed investment, would be invested in industrial development bonds. These restrictions do not apply to municipal obligations where the payment of principal and interest is the responsibility of a government or the political subdivision of a government; and

          16. The Fund will not purchase or otherwise acquire any security (including the Fund's investment in The Vanguard Group, Inc.) if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be (1) wholly-owned by the Fund and one or more other investment companies and (2) primarily engaged in the business of providing, at cost, management, administrative, distribution and/or related services to the Fund and such other investment companies. Additionally, the Fund may invest in when-issued securities without limitation. Please see the Prospectus for a description of such securities.

                              INVESTMENT POLICIES

FUTURES CONTRACTS AND OPTIONS

     The Fund may enter into futures contracts, options, and options on futures contracts for several reasons to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transactions costs or to seek higher investment returns when a futures contract is priced more attractively than the underlying municipal security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Most futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold with margin at prices which may range upward from less than 5% of the value of the contract being traded. The Fund expects to earn interest income on its margin deposits.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the Fund.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The principal interest rate futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the initial margin requirement for the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities or other characteristics than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

OTHER TYPES OF DERIVATIVES

     In addition to futures and options, the Fund may invest in other types of derivatives, including warrants, swap agreements and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to or imbedded in a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.

     Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to speculate on anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Fund will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet their obligations under the derivative agreement.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.


MUNICIPAL LEASE OBLIGATIONS



     The Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they are traded. Under the supervision of the Fund's Board of Trustees, the Fixed Income Group may determine to treat certain municipal lease obligations as liquid, and therefore not subject to the Fund's 15% limit on illiquid securities. The factors that the Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

                             NEW YORK RISK FACTORS

     The Fund invests primarily in the obligations of New York state government, state agencies, state authorities and various local governments, including counties, cities, towns, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

     The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, since the State's credit rating has been upgraded and downgraded much more often than usual. This rating has fluctuated between "Aa" and "A" since the early 1970s. Nonetheless, during this period the State's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt.

     The wealth of New York State, as well as the size and diversity of its economy, serve to limit the credit risk of its securities. New York ranks third among the states in per capita personal income, which is 19% above the U.S. average. During most of the 1980s, economic indicators for New York, including income and employment growth and unemployment rates, outperformed the nation as a whole. The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in Upstate New York, which more closely parallel the midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to benefit from the free trade treaty with Canada and the strength of U.S. exports in general.

     Credit risk in New York State is heightened by a large and increasing debt burden, frequently marginal financial operations, limited revenue-raising flexibility, and the uncertainty of the future credit quality of New York City, which comprises 40% of the State's population and economy. Combined State and local debt per capita is about 50% above the U.S. average, and debt service expenditures have been growing as a claim on the State budget. New York's debt structure is also complicated. To circumvent voter approval, most State debt is issued by agencies, is not backed by the State's full faith and credit and therefore has lower credit ratings. In the past, the State had to rely on short-term borrowing to meet its obligations, but this practice has ended.

     Buoyed by rapid economic growth in the mid-1980s, the State's financial operations generated surpluses. Beginning in 1988, however, unforeseen consequences of federal tax reform, combined with a weakening economy, resulted in a series of state budget deficits. New York's heavy commitment to local aid and social welfare programs allowed expenditure growth to exceed available revenues. This lack of budgetary discipline caused the State's credit ratings to fall. Moreover, New York's ability to raise revenues is limited, since combined State and local taxes are among the highest in the nation as a percent of personal income. Recent state budgets have been balanced, and the prospects for reform of debt management are improving. Recent political events pose uncertainty for the State. Governor George Pataki is committed to reducing taxation. Unless expenditures also are cut, the State will once again experience fiscal stress.

     New York State's future credit quality will be heavily influenced by the future of New York City. As the City's economic boom in the 1980s lifted the State, the severe downturn in the financial services and real estate sectors, which are concentrated in the City, has been serving as a drag on the State economy. Stabilization or recovery in these areas is crucial to the economic and fiscal health of the City and the State. Moreover, the City faces daunting challenges in combatting deteriorating infrastructure and serious social problems of housing, health, education and public safety. So far, City government has demonstrated an ability to keep abreast of these problems, but the City's and the State's ability to meet these challenges will be a continuing risk factor.

                             YIELD AND TOTAL RETURN

     The yield of the Fund for the 30-day period ended November 30, 1996 was +4.96%.

     The average annual total return of the Fund for the one-, five-, and ten-year periods ending November 30, 1996 was +5.84%, +8.12% and 7.45 respectively.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.

     The Fund may use one or more of the following unmanaged indexes for comparative performance purposes:

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well-diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely-used benchmark for small capitalization common stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             INVESTMENT MANAGEMENT

     The Fund receives all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Fund and the other Funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Fund.

     The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting the Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.

     A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment of the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for the Fund is set forth under the heading "Financial Highlights" in the Fund's Prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rate in future years will vary significantly from the rates in recent years.


                               FUND TRANSACTIONS



HOW TRANSACTIONS ARE EFFECTED


     The types of securities in which the Fund invests are generally purchased and sold through principal transactions, meaning that the Fund normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended November 30, 1994, 1995 and 1996, the Fund did not pay any brokerage commissions.

HOW BROKERS AND DEALERS ARE SELECTED

     Vanguard's Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Fund's securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Fund purchases a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset its management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research or other services.

HOW THE REASONABLENESS OF BROKERAGE COMMISSIONS IS EVALUATED

     As previously explained, the types of securities that the Fund purchases do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f ) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restriction on initial and subsequent investments under circumstances where certain economies can be achieved in sales of the Fund's shares.

     STOCK CERTIFICATES. Your purchase will be made in full and fractional shares of the Fund calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates and saves the Fund the cost of issuing certificates. Share certificates are, of course, available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

     No charge is made by the Fund for redemptions except for wire redemptions of under $5,000 which may be charged a maximum fee of $5.00. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

     SIGNATURE GUARANTEES. To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. SIGNATURE GUARANTEES ARE REQUIRED IN CONNECTION WITH: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED OWNERS; AND (2) SHARE TRANSFER REQUESTS.

     A guarantor must be a bank, a trust company, a member firm of a domestic stock exchange, a foreign branch of any of the foregoing or any other guarantor that Vanguard deems to be acceptable.

     The signature guarantees must appear either: (1) on the written request for redemption or transfer, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES

     The Fund's Officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its Officers. A list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth below. As of November 30, 1996, the Trustees owned less than 1% of the Fund's outstanding shares. The mailing address of the Fund's Trustees and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Trustee*
     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc..

JOHN J. BRENNAN, President, Chief Executive Officer & Trustee*
     President, Chief Executive Officer and Director of the Fund, The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee
     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.; Director of Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, Trustee
     Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, Trustee
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Trustee
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Trustee
     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co. and President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Trustee
     Retired Chairman of Nabisco Brands Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Director of Kmart Corporation.

J. LAWRENCE WILSON, Trustee
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------
* Mr. Bogle and the Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP

     Vanguard New York Insured Tax-Free Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other

Funds in the Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds, including the Vanguard New York Insured Tax-Free Fund.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The Funds' Service Agreement provides for the following arrangement: (1) each Vanguard Fund may invest a maximum of 0.40% of its net assets in Vanguard; and
(2) there is no restriction on the maximum aggregate cash investment that the Vanguard Funds may make in Vanguard. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1996, Vanguard New York Insured Tax-Free Fund had contributed capital of $87,000 to Vanguard representing .4% of Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1996, the Funds share of Vanguard's actual net costs of operations relating to management and administrative services (including transfer agency) totaled approximately $1,420,000.

     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Trustees (Directors) and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended November 30, 1996, the Fund paid approximately $196,000 of the Group's distribution and marketing expenses.

     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to the Fund, Vanguard Municipal Bond Fund, Vanguard Money Market Reserves, Vanguard California Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Admiral Funds, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, the Vanguard REIT Index Portfolio of Vanguard Specialized Portfolios, Vanguard Institutional Index Fund, Vanguard Index Trust, Vanguard Tax-Managed Fund, the Total International Portfolio of Vanguard STAR Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Variable Insurance Fund, several Portfolios of Vanguard Fixed Income Securities Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the years ended November 30, 1994, 1995 and 1996 the Fund paid approximately $89,000, $101,000 and $110,000 of Vanguard's investment advisory expenses.

     REMUNERATION OF TRUSTEES AND OFFICERS. The Fund pays each Trustee, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. During the year ended November 30, 1996, the Fund paid $3,000 in Trustees' expenses. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended November 30, 1996, the Fund's proportionate share of remuneration paid to all Officers of the Fund as a group was approximately $28,572.

     Upon retirement, Trustees who are not Officers are paid an annual fee based upon the number of years of service on the Board. The fee is equal to $1,000 for each year of service up to a maximum of $15,000. Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under Vanguard's Thrift Plan, all employees are permitted to make pre-tax contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contribution on a 100% basis. During the year ended November 30, 1996 the Fund's proportionate share of retirement benefits paid to all Officers of the Fund, as a group, was approximately $600.

     The following table provides detailed information with respect to the amounts paid or accrued for the Trustees for the fiscal year ended November 30, 1996.

                    VANGUARD NEW YORK INSURED TAX-FREE FUND
                               COMPENSATION TABLE

                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
     NAMES OF TRUSTEES          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT       PAID TO TRUSTEES(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                     --                   --                       --                      --
John J. Brennan(1)                   --                   --                       --                      --
Barbara Barnes Hauptfuhrer         $323                  $52                  $15,000                 $65,000
Robert E. Cawthorn                 $323                  $43                  $13,000                 $65,000
Burton G. Malkiel                  $323                  $35                  $15,000                 $65,000
Alfred M. Rankin, Jr.              $323                  $27                  $15,000                 $65,000
John C. Sawhill                    $323                  $32                  $15,000                 $65,000
James O. Welch, Jr.                $323                  $40                  $15,000                 $65,000
J. Lawrence Wilson                 $323                  $29                  $15,000                 $65,000

---------------
(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 33 Vanguard Funds (33 in the case of Mr. Malkiel).

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized as a Pennsylvania business trust on October 16, 1985.

     The Declaration of Trust, as amended and restated on January 15, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of separate classes ("Portfolios") of shares. Currently, the Fund is offering shares of one Portfolio.

     The shares of the Fund are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have no pre-emptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

     The Fund will continue without limitation of time, provided, however that:

     1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of the Fund.

     2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money the assets of the Fund and distribute such assets ratably among the shareholders of the Fund; and

     Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1) and 2) above the Fund shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Pennsylvania law, shareholders of such a Trust may under certain circumstances, be held personally liable as partners for the obligations of the Fund. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended November 30, 1996, including the financial highlights for each of the five fiscal years in the period ended November 30, 1996, appearing in the Vanguard New York Insured Tax-Free Fund's 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is available upon request.

         APPENDIX A -- DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

     MUNICIPAL BONDS -- GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities, not-for-profit corporations, and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ of SP-1 by Standard & Poor's Corp. or MIG1 or MIG2 by Moody's Investors Service, Inc.), project notes, demand notes, tax-exempt commercial papers (rated A-1 by Standard & Poor's Corp. or P-1 by Moody's Investors Service, Inc.). The Fund may invest in unrated notes if considered by the Board of Trustees to be of credit quality comparable to that required for rated notes.

     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the Issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     Project Notes are instruments issued by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such Project Notes, they are also secured by the full faith and credit of the United States.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion, the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest normally are payable on not more than one year's notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.

     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.

     Municipal Bonds are sometimes purchased on a "when-issued" basis meaning the Fund has committed to purchasing certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Portfolio to achieve its respective investment objective. In that event, the fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "Risk Factors" on page 5.)

     RATINGS. Excerpts from Moody's Investors Service, Inc.'s Municipal Bond ratings: Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds";
A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time; Ba -- protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B -- lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa -- (poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca -- speculative in a high degree; often in default;
C -- lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:
MIG-1 -- Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

     Description of Moody's highest commercial paper rating: Prime-1
("P-1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     Excerpts from Standard & Poor's Corporation's Municipal Bond ratings:
AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions;
BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category;
BB -- B -- CCC -- CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D -- in default, and payment of principal and/or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Excerpt from Standard & Poor's Corporation's rating of municipal note issues: SP-1+ -- very strong capacity to pay principal and interest;
SP-1 -- strong capacity to pay principal and interest.

     Description of S&P's highest commercial papers rating: A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- This designation indicates the degree of safety regarding timely payment is very strong.